                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

                                                               JURISDICTION
NAME OF SUBSIDIARY                                            OF ORIGINATION
------------------                                           ----------------

The Profit Recovery Group Australia, Inc. ............         United States
The Profit Recovery Group Belgium, Inc. ..............         United States
The Profit Recovery Group Canada, Inc. ...............         United States
The Profit Recovery Group Germany, Inc. ..............         United States
The Profit Recovery Group France, Inc. ...............         United States
The Profit Recovery Group Mexico, Inc. ...............         United States
The Profit Recovery Group USA, Inc. ..................         United States
    PRGRS, Inc. ......................................         United States
    PRGLS, Inc. ........................... ..........         United States
The Profit Recovery Group Netherlands, Inc. ..........         United States
The Profit Recovery Group New Zealand, Inc. ..........         United States
The Profit Recovery Group Asia, Inc. .................         United States
    The Profit Recovery Group Singapore PTE LTD. .....           Singapore
The Profit Recovery Group South Africa, Inc. .........         United States
The Profit Recovery Group Switzerland, Inc. ..........         United States
The Profit Recovery Group UK, Inc. ...................         United States
    PRGFS, Inc. ......................................         United States
The Profit Recovery Group Italy, Inc. ................              Italy
The Profit Recovery Group Spain, Inc. ................              Spain
PRG Holding Co. (France) No. 1, LLC ..................         United States
       Joujuth S.N.C. ................................              France
       Bismas S.N.C. .................................              France
PRG Holding Co. (France) No. 2, LLC ..................         United States
PRG do Brasil Ltda....................................              Brazil
PRG do Argentina......................................            Argentina
PRG France S.A. ......................................              France
    AP SA. ...........................................              France
        La Francaise S.N.C. ..........................              France
        AP Consultants S.A. ..........................              France
        APSIA S.A.R.L. ...............................              France
              Institute FORED S.A. ...................              France
        F. Intiatives S.A. ...........................              France
    Financiere Alma, S.A. ............................              France
    Alma Intervention, S.A. ..........................              France
         B&F Associes, S.A.R.L. ......................              France
         Club Affairs Alma, S.A.R.L. .................              France
         Meridian VAT Reclaim France, S.A.R.L. .......              France
    Novexel S.A. .....................................              France
    IP Strategies, S.A. ..............................             Belgium


Meridian VAT Corporation Limited......................              Jersey
   Meridian VAT Reclaim Services Limited..............          United Kingdom
   Meridian VAT Reclaim Operations Limited............              Ireland
       Meridian VAT Processing (N. America) Limited...              Ireland
          Meridian VAT Reclaim, Inc. .................          United States
          Meridian VAT Reclaim Canada, Inc. ..........               Canada
       Meridian VAT Processing (International) Limited              Ireland
          Meridian VAT Reclaim Hong Kong Limited......             Hong Kong
          Meridian VAT Reclaim (Proprietary) Limited..           South Africa
          Meridian VAT Reclaim (India) Private Limited               India
          Meridian VAT Reclaim (UK) Limited...........          United Kingdom
             Meridian VAT Reclaim (Australia PTY)
               Limited................................             Australia
             VatClaim International (UK) Limited......          United Kingdom
             Meridian VAT Reclaim GmbH................              Germany
          Meridian VAT Reclaim (Schweiz) AG...........            Switzerland
          Meridian VAT Reclaim Japan, Inc. ...........               Japan
             Meridian VAT Reclaim Korea Co. Limited...               Korea
    Meridian VAT Processing (Japan) Limited...........              Ireland